SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to or Rule 14a-12

VENTANA MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VENTANA MEDICAL SYSTEMS, INC.

1910 Innovation Park Drive

Tucson, Arizona 85737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 11, 2005

You are invited to attend the Annual Meeting of Stockholders of Ventana Medical Systems, Inc., a Delaware corporation (“Ventana”), which will be held at Ventana’s headquarters, located at 1910 Innovation Park Drive, Tucson, Arizona 85737 on Wednesday, May 11, 2005, at 10:00 a.m., local time.

MATTERS TO BE VOTED ON:

1.	Ratification of the appointment of Ernst & Young LLP as the independent auditors for our fiscal year 2005;

2.	Election of four Class III directors to serve for a term of three years expiring at the 2008 Annual Meeting of Stockholders or until a successor is elected;

3.	Amendment of Ventana’s certificate of incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000;

4.	Amendment of the 2001 Outside Director Stock Option Plan;

5.	Approval of the 2005 Equity Incentive Plan;

6.	Approval of the 2005 Employee Stock Purchase Plan; and

7.	Any other matters that may properly come before the meeting or any adjournment thereof.

Our Board of Directors has unanimously approved, and recommends that you vote in favor of, each of the proposals described above.

The close of business on March 18, 2005 has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available for examination by any stockholder at the offices of Ventana Medical Systems, Inc., 1910 Innovation Park Drive, Tucson, Arizona 85737.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

By Order of the Board of Directors,

John Patience
Vice Chairman of the Board of Directors

Tucson, Arizona
March 25, 2005

VENTANA MEDICAL SYSTEMS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of Ventana Medical Systems, Inc., for use at the Annual Meeting of Stockholders to be held Wednesday, May 11, 2005 at 10:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 1910 Innovation Park Drive, Tucson, Arizona 85737, the address of the principal executive offices of Ventana.

These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2004, including financial statements, were first mailed on or about April 1, 2005 to all stockholders entitled to vote at the meeting. “We,” “our,” “Ventana,” and the “Company” refer to Ventana Medical Systems, Inc. and its subsidiaries.

Effective March 14, 2005 a 2 for 1 forward stock split in the form of a stock dividend for all stockholders of record as of March 4, 2005, was enacted. All share numbers and prices per share contained in this Proxy are restated to reflect the 2 for 1 forward stock split.

GENERAL INFORMATION

Who can vote?	You are entitled to vote your common stock if our records show that you held your shares as of March 18, 2005. At the close of business on that date, shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by Proxy.	If your common stock is held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from this holder that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the persons named as proxies how to vote your common stock by signing, dating and mailing the proxy card in the envelope provided. However, you are welcome to come to the meeting and vote your shares in person. If you return a proxy without specific voting instructions with respect to any proposal, or simply sign and return your proxy, your shares will be voted by the persons named as proxies as recommended by the Board of Directors. At this time, we are not aware of any additional matters to be presented at the Annual Meeting except for those described in this proxy statement. However, if any other matters not described in this proxy statement are properly presented at the meeting, the persons named as proxies will use their best judgment to determine the vote of your shares. If the meeting is adjourned, your common stock may also be voted by the persons named as proxies on the new meeting date, unless you have revoked your proxy instructions prior to that time.

How may I revoke my proxy instructions?

You may revoke your proxy instructions by any of the following procedures:

1.      Send a different signed proxy with a later date;

2.      Send a letter to our Corporate Secretary revoking your proxy before your common stock has been voted by the persons named as proxies at the meeting; or

3.      Attend the Annual Meeting and vote your shares in person.

How are votes counted?

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted or has no authority to vote without specific instruction. Accordingly, broker non-votes will make a quorum more readily obtainable, but will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal.

Cost of this Proxy Solicitation.	We will pay the cost of this proxy solicitation and, upon request, will reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers, and employees.

Attending the Annual Meeting.	You are entitled to attend the annual meeting only if you were a Ventana shareholder as of the close of business on March 18, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. Proof of ownership can be shown by a recent brokerage statement or letter from a broker or bank detailing your ownership of our shares on the record date. If you wish to vote in person your common stock held in street name, you will have to get a proxy in your name from the registered holder.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Ratification of Independent Auditors	The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to ratify the appointment of the independent auditors. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 2: Election of Four Class III Directors	The four nominees for director receiving the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate “WITHHELD” for any nominee on your proxy card, your vote will not count for or against any nominee.

Proposal 3: Increase the Authorized Common Stock to 100,000,000 Shares	The affirmative vote of a majority of the shares outstanding as of March 18, 2005 is required to amend Ventana’s certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 4: Amend the 2001 Outside Director Stock Option Plan	The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to amend the 2001 Outside Director Stock Option Plan. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 5: Approve the 2005 Equity Incentive Plan	The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to approve the 2005 Equity Incentive Plan. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

Proposal 6: Approve the 2005 Employee Stock Purchase Plan	The affirmative vote of a majority of the Votes Cast at the Annual Meeting is required to approve the 2005 Employee Stock Purchase Plan. Therefore, an abstention or a vote to “ABSTAIN” from voting has the same effect as voting “AGAINST” this proposal.

WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please contact our Corporate Secretary, Mr. Nicholas Malden. Mr. Malden can be reached via telephone at (520) 887-2155 or via fax at (520) 229-4204.

PROPOSALS

PROPOSAL NO. 1 — RATIFICATION OF INDEPENDENT AUDITORS

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2005, and to perform other appropriate accounting services. A resolution will be presented at the Annual Meeting to ratify this selection. The affirmative vote of a majority of the number of Votes Cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors and the Audit Committee.

Ernst & Young LLP has audited Ventana’s financial statements since 1994. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and they will be presented with the opportunity to make a statement. They are also expected to be available to respond to questions.

Audit and Other Professional Fees

The following table shows the fees paid or accrued by Ventana for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003 (in thousands):

	2004	2003
Audit fees (1)	$1,069	$463
Audit-related fees (2)	20	9
Tax fees (3)	25	67

Total	$1,114	$539

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of quarterly financial statements, audit of compliance under Section 404 of the Sarbanes-Oxley Act of 2002, and services provided in connection with statutory or regulatory filings.
(2)	Audit-related fees consisted of accounting consultations.
(3)	Tax fees consisted of tax compliance fees.

The Audit Committee has specifically approved all of the non-audit services performed by Ernst & Young LLP and has determined that the rendering of such non-audit services was compatible with maintaining Ernst & Young LLP’s independence. The Audit Committee has delegated to the Chief Financial Officer the authority to approve audit-related and non-audit related services with an aggregate amount of $50,000. Also, the Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit related services not prohibited by law to be performed by Ventana’s independent auditors and associated fees, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. In 2004, all Audit fees, Audit-related fees, and Tax fees were approved by the Audit Committee directly.

The persons named as proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PROPOSAL NO. 2 — ELECTION OF FOUR CLASS III DIRECTORS

Number of Directors to be Elected	Currently our Board of Directors consists of nine individuals, divided into three classes serving staggered terms of three years. Currently, we have two directors in Class I, three directors in Class II and four directors in Class III. The four Class III directors are to be elected at this year’s Annual Meeting, to serve until the 2008 Annual Meeting. The Class I directors will hold office until next year’s 2006 Annual Meeting and the Class II directors will hold office until the 2007 Annual Meeting. If any director resigns or otherwise is unable to complete his or her term of office, the Board of Directors will elect another director for the remainder of the term of the exiting director.

Vote Required	The four individuals with the highest number of votes are elected to office. There is no cumulative voting in the election of directors.

Nominees of the Board of Directors

The Board of Directors has nominated Thomas Brown, Thomas Grogan, M.D., John Patience, and Jack Schuler to serve as Class III directors until the 2008 Annual Meeting and the election of their successors.

Messrs. Grogan, Patience, and Schuler were last elected to the Board of Directors in 2002. Mr. Brown was nominated to the Board of Directors by the Nominating & Governance Committee and was elected to the Board of Directors in July 2004. Mr. Brown has attended all meetings of the Board of Directors held since his election.

To view additional information regarding each of the nominees and the continuing Class I and Class II directors and the Company’s executive management team, please review the “Information about the Directors and Officers” beginning on the following page.

We are not aware of any reasons why the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the persons named as proxies would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. The Board of Directors may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS

Nominees for Class III Director

Thomas Brown (Age 57) Member of the Compensation Committee	Mr. Brown has served as a director of Ventana since July 2004. Mr. Brown serves on the Board of Quidel Corporation and is Vice Chairman of the Condell Medical Center. He is a retired Senior Vice President, President Diagnostics Division of Abbott Laboratories. Prior to holding this position, Mr. Brown served as Corporate Vice President, Commercial Operations, Corporate Vice President and General Manager, Western Hemisphere Diagnostic Commercial Operations, and Divisional Vice President of U.S. Sales for Abbott Laboratories. Mr. Brown holds a B.A. from State University New York at Buffalo.

Thomas Grogan, M.D. (Age 59)	Dr. Grogan is a founder, a director, Chairman Emeritus and Chief Scientific Officer of Ventana. He has served as a director since the founding of the Company in June 1985, and was Chairman of the Board of Directors of Ventana from June 1985 to November 1995. Until 2000, he was also a professor of pathology at the University of Arizona, College of Medicine, where he has taught since 1979. He holds a B.A. in Biology from the University of Virginia and an M.D. from the George Washington School of Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.

John Patience (Age 57) Vice Chairman of the Board of Directors and Member of the Compensation and Nominating & Governance Committees	Mr. Patience has served as a director of Ventana since 1989 and as Vice Chairman since January 1999. Since April 1995, Mr. Patience also has been a partner in Crabtree Partners, a Chicago-based venture capital firm. Mr. Patience was previously a partner of a venture capital investment firm that provided the Company with its early funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Jack Schuler (Age 64) Chairman of the Board of Directors and Chairman of the Nominating & Governance Committee	Mr. Schuler has served as a director of Ventana since April 1991 and as Chairman of the Board of Directors since November 1995. Mr. Schuler has been Chairman of the Board of Directors of Stericycle, Inc. since March 1990. Mr. Schuler is also a partner in Crabtree Partners, a Chicago-based venture capital firm. Prior to joining Stericycle, Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, serving most recently as President and Chief Operating Officer. He is currently a director of Medtronic Inc., and ICOS Corporation. Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Continuing Class I Directors

Mark Miller (Age 49) Member of the Audit and Nominating & Governance Committees	Mr. Miller has served as a director of Ventana since January 2001. Mr. Miller has been the President and Chief Executive Officer and a director of Stericycle since May 1992. Prior to joining Stericycle, Inc., Mr. Miller served as Vice President, Pacific/Asia/Africa for the International Division of Abbott Laboratories, which he joined in 1977 and where he held a number of management and marketing positions. Mr. Miller also serves on the Board of Directors of Lake Forest Hospital. Mr. Miller holds a B.S. in Computer Science from Purdue University, where he graduated Phi Beta Kappa.

James Weersing (Age 65) Chairman of the Compensation Committee and Member of the Audit Committee	Mr. Weersing has served as a director of Ventana since October 1994. Since 1984, Mr. Weersing has been a Managing Director of MBW Venture Partners, a venture capital investment firm. Mr. Weersing is also President of JRW Technology, Inc., a consulting firm. Mr. Weersing also serves on the Boards of Cerematec Inc. and Ischemia Technologies, Inc. Mr. Weersing holds a B.S.M.E. and an M.B.A. from Stanford University.

Continuing Class II Directors

Rod Dammeyer (Age 64) Chairman of the Audit Committee	Mr. Dammeyer has served as a director of Ventana since August 2003. Mr. Dammeyer is the President of CAC, LLC, a private company providing capital investment and management advisory services, and is a retired Vice Chairman of Anixter International, where he served from 1985 until February 2001, and the retired managing partner of corporate investments of Equity Group Investments, LLC, where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of GATX Corporation, and Stericycle and as a trustee of Van Kampen Investments, Inc. and The Scripps Research Institute. He holds a B.S. in Accounting from Kent State University and is a Certified Public Accountant.

Edward Giles (Age 69) Member of the Compensation and Audit Committees	Mr. Giles has served as a director of Ventana since September 1992. Mr. Giles has served as Chairman of The Vertical Group, Inc., a venture capital investment firm, since January 1989. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. Mr. Giles holds a B.S. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

Christopher Gleeson (Age 55)	Mr. Gleeson became President and Chief Executive Officer and a director in May 1999. He joined Ventana in March 1999 as Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Gleeson was Senior Vice President of Bayer Diagnostics and General Manager of the U.S. Commercial Operations for Chiron Diagnostics, and prior to that, the founder, owner and Managing Director of Australian Diagnostics Corporation, a leading diagnostics distributor in Australia.

Executive Officers

Timothy Johnson (Age 43)	Mr. Johnson joined Ventana in February 2002 and is currently Senior Vice President, Corporate Development. From 1993 until joining Ventana, Mr. Johnson held various management positions with Hill-Rom Company, a subsidiary of Hillenbrand Industries, most recently as Vice President of Marketing and Vice President and General Manager, Maternal & Infant Care Strategic Business Unit. Mr. Johnson holds a B.S. in Operations and Systems Management from Indiana University.

Nicholas Malden (Age 47)	Mr. Malden joined Ventana in October 2000 and is currently Senior Vice President, Chief Financial Officer, and Corporate Secretary. From 1985 until joining Ventana, Mr. Malden held various financial management positions with Duracell International Inc., and its successor, The Gillette Company, most recently as Vice President-Finance for the Duracell Global Business Management Group. Mr. Malden holds a B.A. in Political Science from Grinnell College and an M.B.A. from Emory University.

Hany Massarany (Age 43)	Mr. Massarany joined Ventana in July 1999 and is currently Senior Vice President of Global Operations. Prior to joining Ventana, Mr. Massarany held management positions with Bayer Diagnostics and Chiron Diagnostics. Mr. Massarany holds a B.S. from Monash University in Australia and an M.B.A. from the University of Melbourne.

Other Officers

Sally Frettinger (Age 35)	Ms. Frettinger joined Ventana in August 2004 as Vice President, Quality. Prior to joining Ventana, Ms. Frettinger spent four years as an Associate Professor at Purdue University’s School of Industrial Engineering Technology and has held various quality management, new product development and engineering positions at both the Hill-Rom Company and the Cummins Engine Company. Ms. Frettinger is a Certified Quality Engineer, Six Sigma Black Belt, and holds a B.S. in Industrial Engineering from Purdue University and an M.B.A. from Indiana Wesleyan University.

Michael Gaul (Age 50)	Mr. Gaul joined Ventana in May 2003 and is currently Vice President, Operations. Prior to joining Ventana, Mr. Gaul held senior operations positions with Robotic Vision Systems, Inc., most recently as General Manager of the Vanguard Division and before that, held various operations positions at E.F. Johnson Company and General Signal. Mr. Gaul holds a B.S. in Business Administration from Delaware Valley College of Science and Agriculture and an M.B.A. from the Florida Institute of Technology.

Kendall Hendrick (Age 45)	Mr. Hendrick joined Ventana in August 1998 and is currently Senior Vice President, Development. Prior to joining Ventana, Mr. Hendrick held various product development management positions with Abbott Laboratories, Diagnostics Division, most recently as the Director of the Architect Research & Development Program. Mr. Hendrick holds a B.S. in Mechanical Engineering from Virginia Polytechnic Institute.

Richard Isenberg, M.D. (Age 47)	Dr. Isenberg joined Ventana in October 2003 and is currently Vice President, Regulatory and Clinical Affairs. Prior to joining Ventana, Dr. Isenberg held senior medical affairs positions with Wyeth Pharmaceuticals and the Ethicon Division of Johnson & Johnson Company. Dr. Isenberg has also worked as a practicing OB/GYN and taught as an Associate Professor, University of Pennsylvania School of Medicine, the Thomas Jefferson Medical College and the University of Medicine and Dentistry of New Jersey. Dr. Isenberg holds a B.S. in Microbiology, from the University of Michigan and an M.D. from the University of Pennsylvania.

Phillip Miller (Age 56)	Mr. Miller rejoined Ventana in September 2002 and is currently Senior Vice President, Discovery. Mr. Miller’s prior tenure with Ventana was from 1988 to 1994, during which he held several management positions. From 1994 to 2002, Mr. Miller held various management positions with Nichols Institute Diagnostics, most recently as Vice President, Research and Development. From 1975 to 1987, Mr. Miller held various management positions with Abbott Laboratories. Mr. Miller holds a B.S. in Chemistry from Indiana University.

Denise van Zijll (Age 40)	Ms. van Zijll joined Ventana in July 2000 and is currently Vice President, Human Resources and Environmental Health & Safety. Prior to joining Ventana, Ms. van Zijll held senior compensation, benefits and strategic management positions at Huck Fasteners, a Cordant Technologies subsidiary and Arizona Mail Order, Inc. Ms. van Zijll holds a B.S. in Business Administration and Finance from the University of Nevada, Reno.

ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors	We are governed by a Board of Directors and various Committees of the Board of Directors that meet throughout the year. The Board of Directors has nine members, all of whom, with the exception of Mr. Gleeson and Dr. Grogan, have been determined to be independent. The Board of Directors held four meetings during 2004, with no absences. The responsibility of the directors extends throughout the year at Board of Directors and Committee meetings and informal conferences and communications regarding our business. Ventana does not have a formal policy regarding attendance by the members of the Board of Directors at our Annual Meeting. However, historically, all members of the Board of Directors have attended the annual meeting, including the 2004 Annual Meeting of Stockholders.

Committees of the Board of Directors	The Board of Directors has three principal Committees: the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee. The function of each of these Committees, the current membership and the number of meetings held during 2004 are described below. The charters for these Committees are available online at http://www.ventanamed.com/.

Audit Committee

The Audit Committee operates under a written charter approved by the Board of Directors on January 31, 2005, which is attached as Appendix A. All members of the Audit Committee are “independent” as that term is defined under Rule 4200(a)(15) promulgated by the National Association of Securities Dealers (“NASD”) and as defined in Item 7(d)(3)(iv) of Schedule 14A promulgated by the SEC. Rod Dammeyer is the Audit Committee’s designated financial expert.

The Audit Committee annually reviews matters primarily related to financial controls and the audit of our operations. This review includes, but is not limited to:

•      Discussions of the findings of the independent auditors that result from the audit and certification of our financial statements;

•      Discussions of the accounting principles used for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may have a material affect on our business;

•      Reviews of the adequacy of financial and accounting controls, including the scope and performance of the internal auditing function; and

•      Reviews of recommendations made by the independent auditors for changes in policies or practices.

The Audit Committee recommends a firm of certified public accountants to conduct our audit for the coming year to the Board of Directors.

In 2004, the Board of Directors elected Rod Dammeyer, Edward Giles, Mark Miller, and, James Weersing to the Audit Committee. The Audit Committee held four meetings during 2004, with no absences.

Compensation Committee	The Compensation Committee operates under a written charter approved by the Board of Directors on January 31, 2005, which is available online at http://www.ventanamed.com/. The Compensation Committee has three primary functions. First, it reviews the performance of the principal executive officers annually, reporting the results of this review and recommending to the Board of Directors compensation packages for these officers. Second, the Compensation Committee reviews compensation to outside directors for service on the Board of Directors and for service on Committees of the Board of Directors. Finally, the

Committee reviews the level and extent of applicable benefits we provide with respect to automobiles, travel, insurance, health and medical coverage, stock options, and other stock plans and benefits.

In 2004, the Board of Directors elected Edward Giles, John Patience, and James Weersing to the Compensation Committee. Thomas Brown attended the three meetings since joining the Compensation Committee in July 2004. See “Compensation Committee Interlocks and Insider Participation” in the following section. The Compensation Committee held six meeting in 2004, with all members then elected present.

Nominating & Governance Committee

The Nominating & Governance Committee operates under a written charter approved by the Board of Directors on January 31, 2005, which is available online at http://www.ventanamed.com/. The Nominating & Governance Committee is responsible for the development of general criteria regarding the qualifications and selection of the Board of Directors. It recommends candidates to serve on the Board of Directors. The Nominating & Governance Committee consists of directors Mark Miller, John Patience, Jack Schuler, and James Weersing, each of whom is “independent” as that term is defined under Rule 4200(a)(15) promulgated by the NASD.

In 2004, the Board of Directors elected Mark Miller, John Patience, Jack Schuler, and, James Weersing to the Nominating & Governance Committee. The Nominating & Governance Committee had two meetings in 2004, with all members present.

The Nominating & Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Stockholders who wish to propose nominations for directors for consideration at the 2005 Annual Meeting of Stockholders may do so in accordance with the procedures described below on page 28.

The Nominating & Governance Committee does not have a formal policy with regard to the minimum qualifications required to be met by a candidate for the Committee to recommend the candidate to the Board of Directors or with regard to the process for identifying and evaluating potential candidates.

Outside Director Compensation

To date, Ventana directors have chosen not to receive cash for services they provide as directors or members of Board of Director’s Committees, but have been reimbursed for their reasonable expenses for attending Board of Directors and Board Committee meetings. In 2004, for 2003 service on the Board of Directors, all outside directors prior to the Annual Meeting of Shareholders elected to convert their annual retainer of $50,000 into options equal to the result obtained by multiplying the annual retainer by four and then dividing by Ventana’s twelve month average stock price. The exercise price of these options was set at the closing price of Ventana stock on the day of grant and vest in twelve equal monthly installments. For their service on the Board of Directors as Chairman and Vice Chairman, respectively, Jack Schuler, and John Patience each received an additional 10,576 options.

For 2004 service on the Board of Directors, all outside directors elected to convert their annual retainer of $50,000 into options equal to the result obtained by multiplying the annual retainer by four and then dividing by an average annual stock price of $24.05. These fully vested options were granted on December 28, 2004 at an exercise price set at a five percent premium over the stock price on the grant date. For their service on the Board of Directors as Chairman and Vice Chairman, respectively, Jack Schuler and John Patience each received an additional $50,000 retainer. For his service on the Board of Directors as Chairman of the Audit Committee, Rod Dammeyer received an additional $10,000 retainer. James Weersing received an additional $5,000 retainer for serving as the Chairman of the Compensation Committee. The additional retainers were converted into options using the same formula as stated above.

In addition, as part of his initial grant at the time he joined the Board of Directors, Thomas Brown received an option to purchase 21,152 shares of the Company’s common stock vesting over a 36 month period, and an option to purchase 8,814 shares of the Company’s common stock vesting in ten equal monthly installments.

For his services to the Company as Chief Scientific Officer, Thomas Grogan, M.D. was paid $193,230 in fiscal 2004.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee consists of non-employee directors Thomas Brown, Edward Giles, John Patience, and James Weersing. Other than John Patience, none of the members of the Compensation Committee has been or is an officer or employee of Ventana. None of our executive officers serves on the Board of Directors or Compensation Committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the Board of Directors or Compensation Committee of that company.

PROPOSAL NO. 3 — INCREASE THE AUTHORIZED COMMON STOCK TO 100,000,000 SHARES

The Board of Directors recommends that stockholders vote “FOR” the proposal for the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 100,000,000 from 50,000,000 for the following reasons:

As of March 18, 2005, of the 50,000,000 shares of the Company’s common stock presently authorized,              shares were issued and outstanding, 229,232 shares were reserved for issuance under the 1988 Stock Option Plan, 3,133,766 shares were reserved for issuance under the 1996 Stock Option Plan, 486,600 shares were reserved for issuance under the 1996 Director Option Plan, 3,748,854 shares were reserved for issuance under the 1998 Stock Option Plan, and 1,000,000 shares were reserved for issuance under the Company’s 2001 Outside Director Plan. Effective March 14, 2005 a 2 for 1 forward stock split in the form of a stock dividend for all stockholders of record as of March 4, 2005 was completed. As a result, each of the aforementioned share amounts have been doubled. Consequently, there are now only              authorized shares of the Company’s common stock available for issuance.

The additional 50,000,000 authorized shares of the Company’s common stock may be issued for any proper corporate purpose approved by the Company’s Board of Directors. The availability of additional authorized shares will enable the Company’s Board of Directors to act with flexibility as and when the need arises to issue additional shares without the delays necessitated by having to obtain stockholder approval. Among the reasons for issuing additional shares would be to increase the Company’s capital through sale of the Company’s common stock, or to engage in other types of capital transactions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 FROM 50,000,000.

PROPOSAL NO. 4 — AMEND THE 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

The stockholders are being asked to approve our amended and restated 2001 Outside Director Stock Option Plan, the 2001 Plan. On February 1, 2005, the Board of Directors approved an amendment to the 2001 Plan subject to the approval of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders approve the amended and restated 2001 Plan, it will replace the current version of the 2001 Plan. Otherwise, the current version of the 2001 Plan will remain in effect. Our directors have an interest in this proposal.

Changes Being Made to the 2001 Plan

The 2001 Plan would be amended to permit the award of nonstatutory stock options, restricted stock, stock appreciation rights, performance shares, and performance units as well as to provide that Awards under the 2001 Plan may be transferred to a participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. Because of recent statutory and regulatory changes, directors are required to accept greater responsibility, devote more time to their service as directors, and in many instances require a specific expertise to serve. An inflexible compensation structure limits our ability to attract and retain qualified directors. Accordingly, we are amending the 2001 Plan to remove the automatic director option grants and to provide us with the flexibility to grant several different types of equity awards detailed above. The Board believes that the amended and restated 2001 Plan is necessary so that we can continue to provide meaningful, long-term equity based incentives to present and future non-employee directors. The amended and restated 2001 Plan does not differ from the current version of the 2001 Plan in any other material respect.

Summary of the Amended and Restated 2001 Plan

The following paragraphs provide a summary of the principal features of the 2001 Plan and its operation. The following summary is qualified in its entirety by reference to the 2001 Plan as set forth in Appendix B.

The 2001 Plan provides for the grant of the following types of incentive awards: (i) nonstatutory options; (ii) restricted stock, (iii) stock appreciation rights and (iv) performance units and performance shares, which are referred to individually as an Award. Directors who are not our employees are eligible to receive Awards under the 2001 Plan.

As of March 1, 2005, seven directors were eligible to participate in the 2001 Plan.

Number of Shares of Common Stock Available Under the 2001 Plan. A total of 500,000 shares of Common Stock have been reserved for issuance under the 2001 Plan.

If we experience a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination or repurchase of its common stock, or any other increase or decrease in the number of issued shares of common stock effected without the receipt of consideration, the Administrator will adjust the number of and class of shares that may be delivered under the 2001 Plan and/or the number, class and price of shares covered by each outstanding Award.

Administration of the 2001 Plan. A committee of at least two non-employee members of our Board of Directors administers the 2001 Plan as the Administrator of the 2001 Plan. To the extent desirable to qualify grants made under the 2001 Plan exempt under Rule 16b-3 of the Securities Exchange Act of 1934 the transactions contemplated under the 2001 Plan will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the terms of the 2001 Plan, the Administrator has the sole discretion to select the directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the 2001 Plan and outstanding Awards.

Options. The Administrator is able to grant nonstatutory stock options under the 2001 Plan. The Administrator will determine the number of shares and the exercise price of options granted subject to the 2001 Plan, provided the exercise price may not be less than the fair market value of our common stock on the date of grant.

The Administrator determines the terms of any nonstatutory option, but nonstatutory options will generally terminate on the earlier of: (i) the date set forth in the Award agreement; or (ii) ten years from the date of grant.

After the termination of his or her service with us, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) thirty days following his or her termination for reasons other than death, disability or misconduct, and (ii) through the expiration of the option’s ten-year term if the termination is due to death or disability. In the event a participant’s service is terminated due to his or her misconduct, all of the participant’s then outstanding options granted under the 2001 Plan will terminate. In the event the participant retires, the participant may exercise the vested portion of his or her option for the remainder of the option’s term if the extended exercise period is approved by the Administrator. In no event will an option be able to be exercised later than the expiration of its term.

Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of our common stock. Restricted stock vests in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Award agreement will generally grant us a right to repurchase or reacquire the shares upon the termination of the participant’s service with us for any reason (including death or disability). The Administrator will determine the number of shares granted pursuant to an Award of restricted stock.

Stock Appreciation Rights. The Administrator will be able to grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. We can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Administrator, subject to the terms of the 2001 Plan, provided the exercise price of a stock appreciation right may not be less than the fair market value of our common stock on the date of grant.

After the termination of his or her service with us, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no period of time is stated in a participant’s award agreement, a participant will generally be able to exercise his or her stock appreciation right for the same time periods set forth above for stock options.

Performance Units and Performance Shares. The Administrator will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the Awards otherwise vest. The Administrator will establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. Performance units will have an initial dollar value established by the Administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of our common stock on the grant date.

Transferability of Awards. The 2001 Plan generally will not allow for the transfer of Awards, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant. Notwithstanding the foregoing, a Participant may, in a manner and in accordance with terms specified by the Administrator, transfer Awards to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights.

Change of Control. In the event of our change of control, each outstanding Award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or the successor corporation). If a participant’s service is terminated other than for misconduct within twenty-four months of the change of control, the participant will have the right to exercise the option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved, and all other terms and conditions met.

Amendment and Termination of the 2001 Plan. The Administrator will have the authority to amend, suspend or terminate the 2001 Plan, except that stockholder approval will be required for any amendment to the 2001 Plan to the extent required by any applicable law, regulation or stock exchange rule. Any amendment, suspension or termination will not, without the consent of the participant, have a material adverse affect on any rights or obligations under any Award previously granted. The 2001 Plan will terminate on January 21, 2011, unless the Board of Directors terminates it earlier.

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that a director may receive under the 2001 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares subject to options granted under the 2001 Plan during the fiscal year ended December 31, 2004 and (b) the average per share exercise price of these options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Christopher Gleeson	N/A	N/A
President, Chief Executive Officer and Director

Nicholas Malden	N/A	N/A
Senior Vice President, Chief Financial Officer and Corporate Secretary

Timothy Johnson	N/A	N/A
Senior Vice President, Corporate Development & Manufacturing Operations

Hany Massarany	N/A	N/A
Senior Vice President, Global Operations

Kendall Hendrick	N/A	N/A
Senior Vice President, Development

All executive officers, as a group	N/A	N/A

All directors who are not executive officers, as a group	191,914	$28.27

All employees who are not executive officers, as a group	N/A	N/A

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and to us of Awards granted under the 2001 Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an incentive award under the 2001 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes the income (for example, the exercise of a nonstatutory stock option).

A copy of the amended 2001 Outside Director Stock Option Plan is attached at Appendix B.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PLAN CHANGES SET FORTH HEREIN.

PROPOSAL NO. 5 — APPROVE THE 2005 EQUITY INCENTIVE PLAN

Stockholders are being asked to approve the 2005 Incentive Plan, the 2005 Plan, so that it may be used to achieve our goals. On February 1, 2005, the Board of Directors approved the 2005 Plan, subject to approval from the stockholders at the Annual Meeting. Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. Our 1996 Stock Option Plan, the 1996 Plan, is scheduled to terminate during the 2006 calendar year, except with respect to outstanding awards previously granted thereunder. We intend for the 2005 Plan to replace the 1996 Plan if the stockholders approve the 2005 Plan. Our named executive officers and directors have an interest in this proposal.

The Board of Directors authorized and reserved for issuance under the 2005 Plan, 1,000,000 shares of our common stock or 2,000,000 shares adjusted for the March 14, 2005 2 for 1 forward stock split. Additionally, assuming the stockholders approve the 2005 Plan, the Board of Directors authorized and reserved for the 2005 Plan (i) the number of shares which have been reserved, but not issued under the 1996 Plan as of the date of stockholder approval of the 2005 Plan, and (ii) any shares that would otherwise return to the 1996 Plan as a result of termination of options or repurchase of shares issued under the 1996 Plan, provided no more than 4,000,000 shares in the aggregate, adjusted for the 2 for 1 forward stock split, may be added to the 2005 Plan from the 1996 Plan pursuant to clauses (i) and (ii). Any shares subject to Awards that are discounted below the fair market value on date of grant, will be counted against the share reserve as two shares for every one, and if returned, will be credited back as such.

We strongly believe that the approval of the 2005 Plan is essential to our continued success. Stock options and other awards provided under the provisions of the 2005 Plan are crucial to our ability to attract and retain highly skilled individuals and to provide additional incentives to our employees to achieve our goals. Because our employees are our most valuable asset and because we believe that passage of the 2005 Plan is vital to allow us to attract and retain those employees, we ask the stockholders to approve the 2005 Plan.

Summary of the 2005 Plan

The following paragraphs provide a summary of the principal features of the 2005 Plan and its operation. The following summary is qualified in its entirety by reference to the complete copy of the 2005 Plan as set forth in Appendix C.

The 2005 Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) stock appreciation rights, (iv) performance units and performance shares, collectively referred to as an Award. Additionally other stock and cash awards may be awarded under the terms of the 2005 Plan. Those eligible for Awards under the 2005 Plan include employees, directors and consultants.

As of March 1, 2005, approximately 750 employees, directors and consultants would be eligible to participate in the 2005 Plan.

Number of Shares of Common Stock Available Under the 2005 Plan. The Board of Directors authorized and reserved for issuance under the 2005 Plan, 1,000,000 shares of our common stock or 2,000,000 shares adjusted for the March 14, 2005 2 for 1 forward stock split. Additionally, assuming the stockholders approve the 2005 Plan, the Board of Directors authorized and reserved for the 2005 Plan (i) the number of shares which have been reserved, but not issued under the 1996 Plan as of the date of stockholder approval of the 2005 Plan, and (ii) any shares that would otherwise return to the 1996 Plan as a result of termination of options or repurchase of shares issued under the 1996 Plan, provided no more than 4,000,000 shares in the aggregate, adjusted for the 2 for 1 forward stock split, may be added to the 2005 Plan from the 1996 Plan pursuant to clauses (i) and (ii). Any shares subject to Awards granted with an exercise price less than the fair market value on the date of grant of the Awards will be counted against the share reserve as two shares for every one share subject thereto. Further, if shares acquired pursuant to any Award granted with an exercise price less than the fair market value on the date of grant are forfeited or repurchased by us and would otherwise return to the 2005 Plan, two times the number of shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

If we experience a dividend, distribution or other change in the capital structure of the company including a merger or change in control, the Committee will have the discretion to adjust the number and class of shares that (i) may be delivered under the 2005 Plan, (ii) the number, class and price of shares covered by each outstanding Award, and the numerical limits of shares set forth in the 2005 Plan.

Administration of the 2005 Plan. The 2005 Plan will be administered by the Board of Directors or a committee composed of directors or other individuals, serving as the Administrator of the 2005 Plan. To make grants to certain of our officers and employees, the members of the committee must qualify as “non-employee directors” as the term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the we can receive a federal tax deduction for certain compensation awarded under the 2005 Plan). Subject to the terms of the 2005 Plan, the Administrator has the sole discretion to determine which employees, directors and consultants will receive Awards, to determine the terms and conditions of those Awards and to make all determinations necessary or advisable in administering the 2005 Plan.

Options. The Administrator may grant incentive stock options and nonstatutory stock options under the 2005 Plan. The Administrator will determine the number of shares subject to each option, but no 2005 Plan participant will receive options exceeding more than 500,000 shares in any fiscal year, except that a participant may be granted an option for an additional 750,000 shares in connection with his or her initial service to us. The Administrator will determine the exercise price of options granted under the 2005 Plan, provided the exercise price will be no less than the fair market value per share on the date of grant (other than options granted pursuant to a corporate reorganization or liquidation). Additionally, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must have a exercise price of at least 110% of the fair market value of the common stock at the date of grant.

The term of an incentive stock option may not exceed ten years. If a participant owns more than 10% of the voting power of all classes of our outstanding stock, then the term of the option will be no longer than five years. The Administrator will determine the term of nonstatutory options, but these options will generally terminate on the earlier of: (i) the date set forth in the Award agreement or (ii) ten years from the date of grant.

After the termination of a participant’s service with us, the participant will be able to exercise the vested portion of his or her option for the length of time stated in the Award agreement. If a length of time is not specified in the Award agreement, the option will be exercisable for: (i) three months following the participant’s termination for reasons other than death, disability or retirement, (ii) twelve months if the participant is terminated due to his or her death or disability, or (iii) through the expiration of the option if the participant terminates as the result of his or her retirement. In no event may an option be exercised later than the expiration of its term.

Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of our common stock. The Administrator retains sole discretion to set the terms and conditions that must be met in order for restricted stock to vest. Generally, shares of restricted stock will be held by us in an escrow account until the restrictions on the shares of restricted stock have lapsed. The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but during any fiscal year no participant may receive more than 200,000 shares of restricted stock, provided, however, that upon a participant’s initial service to us he or she may receive an additional 250,000 shares of restricted stock.

Stock Appreciation Rights. If the stockholders approve the 2005 Plan, the Administrator will be able to grant stock appreciation rights to 2005 Plan participants. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The appreciation in fair market value may be paid in either cash or shares of common stock. The terms of any Award of stock appreciation rights will be determined by the Administrator, provided, however, that the exercise price of a stock appreciation right will not be less than the fair market value of a share on the date of grant. The Administrator will have complete discretion to determine the number of stock appreciation awards that may be granted to any participant, however during any fiscal year no participant will be granted stock appreciation rights covering more than 500,000 shares. In connection with a participant’s initial service with us, however, the participant may receive stock appreciation rights covering an additional 750,000 shares.

After the termination of a participant’s service with us, the participant will be able to exercise the vested portion of his or her stock appreciation right for the length of time stated in the Award agreement. If a length of time is not specified in the Award agreement, the stock appreciation right will be exercisable for the time periods set forth above for stock options.

Performance Units and Performance Shares. If the stockholders approve this Proposal Five, the Administrator will be able to grant performance units and performance shares under the 2005 Plan. Performance units and performance shares are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria established by the Administrator is met or if the Awards otherwise vest. The Administrator maintains complete discretion to determine the number of performance shares and performance units that may be granted to any individual and to set the performance objectives or other vesting provisions that will determine the number or value of performance shares and performance units paid out to the participant. Each performance unit will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value on the date of grant. The Administrator may set performance objectives based upon achieving our company-wide, divisional or individual goals, or any other basis determined in the discretion of the Administrator. No participant will receive performance units having an initial value of $1,000,000 and no participant will receive more than 200,000 performance shares. In connection with a participant’s initial service to us, however, the participant may receive up to an additional 250,000 performance shares.

Other Cash or Stock Awards. In addition to the incentives described above, the Administrator may, in its sole discretion, grant other incentives payable in cash or shares as it determines to be in the best interests of the company. In any fiscal year, a participant will not receive a cash award under this section in excess of $1,000,000.

Performance Goals. Awards of Restricted Stock, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including, but not limited to, cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per Share; economic profit; economic value added; equity or stockholder’s equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to stockholders. The performance goals may differ from participant to participant and from Award to Award and may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

Transferability of Awards. Generally, and unless otherwise determined by the Administrator, no Award granted under the 2005 Plan may be transferred and all rights with respect to an Award will generally be available only to the Participant receiving the Award. Notwithstanding the foregoing, a participant may, in a manner and in accordance with terms specified by the Administrator, transfer Awards other than incentive stock options to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights.

Change of Control. In the event of a change in control, the Administrator will be treated as determined by the Administrator, including that each Award will be assumed or an equivalent option or right will be substituted by the successor corporation. The Administrator is not required to treat each Award similarly. If the successor corporation does not assume or substitute for an Award, and unless the Administrator determines otherwise, the participant will become fully vested in the Award and any restrictions will lapse and all performance goals or other vesting criteria will be deemed to have been achieved and all terms and conditions met. Additionally, if an option or stock appreciation right is not assumed, the Administrator will notify the participant that the option or stock appreciation right will be exercisable for a period of time to be determined by the Administrator and that the option or stock appreciation right will terminate upon the expiration of the exercise period.

Amendment and Termination of the 2005 Plan. The Administrator will have the authority to amend, alter, suspend or terminate the 2005 Plan, except that stockholder approval will be required to the extent necessary to comply with any applicable laws. Any amendment, alteration, suspension or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any Award granted under the 2005 Plan. The 2005 Plan will terminate in 2015 unless terminated earlier by our Board of Directors.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that any employee, consultant or director receives is in the discretion of the Administrator and cannot be determined in advance. The following table sets forth the (i) aggregate number of shares subject to options granted under our 1996 Plan during the fiscal year ended December 31, 2004 (except for options issued to Mr. Hendrick, which were issued under the 1998 Nonstatutory Stock Option Plan) and (ii) the average per share exercise price of these options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Christopher Gleeson	194,934	$26.19
President, Chief Executive Officer and Director

Nicholas Malden	82,456	$26.89
Senior Vice President, Chief Financial Officer and Corporate Secretary

Timothy Johnson	64,000	$27.96
Senior Vice President, Corporate Development & Manufacturing Operations

Hany Massarany	86,292	$27.72
Senior Vice President, Global Operations

Kendall Hendrick	60,398	$28.04
Senior Vice President, Development

All executive officers, as a group	488,080	$27.04

All directors who are not executive officers, as a group	N/A	N/A

All employees who are not executive officers, as a group	58,070	$26.73

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and to us of Awards granted under the 2005 Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes the income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with these Awards.

A copy of the 2005 Equity Incentive Plan is attached as Appendix C.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 6 — APPROVE THE 2005 EMPLOYEE STOCK PURCHASE PLAN

We are seeking stockholder approval of our Employee Stock Purchase Plan, the ESPP. On February 1, 2005, the Board of Directors approved the ESPP, subject to stockholder approval, to replace the 1996 Employee Stock Purchase Plan set to expire in 2006. Approval of the ESPP requires the affirmative vote of the holders of a majority of the shares of the common stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

Subject to shareholder approval, the Board of Directors authorized and reserved 250,000 shares of our common stock, or 500,000 shares adjusted for the March 14, 2005 2 for 1 forward stock split, for issuance under the ESPP.

We believe the ESPP will be an important component of our employee compensation package. The ESPP will assist us in attracting and retaining skilled personnel. The essential features of the ESPP are summarized below qualified entirely by reference to the ESPP set forth in Appendix D.

Summary of the ESPP

Our Board of Directors adopted the ESPP on February 1, 2005 to provide our employees with the opportunity to purchase shares of common stock through payroll deductions. Participants will be granted an option to purchase shares based on the value of accumulated payroll deductions during periods of approximately 18 months in duration. Upon exercise of the option, shares will be purchased at a discount, with the purchase price equal to 85% of the fair market value of the shares on the date of purchase.

Number of Shares Available for Issuance Under the ESPP. Assuming stockholders approve the ESPP, the Board of Directors authorized and reserved 250,000 shares of our common stock, or 500,000 shares adjusted for the March 14, 2005 2 for 1 forward stock split, for issuance under the ESPP.

In the event that any action, event, or change in the corporate structure of the company affects the common stock in a way determined by the Administrator (in its sole discretion) to necessitate an adjustment under the Plan, the Administrator has the authority to adjust, in an equitable manner, the number and class of Common Stock delivered under the Plan. Additionally, the Administrator may adjust the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan, which have not been exercised.

Administration of the ESPP. The ESPP will be administered by the Board of Directors or a committee appointed by the Board of Directors serving as the Administrator of the ESPP. The Administrator has full authority to construe, interpret, and apply the terms of the ESPP, determine eligibility, resolve all disputed claims under the ESPP and establish all procedures that the Administrator determines are necessary for administration of the ESPP.

Eligibility and Participation. Employees who customarily work more than 20 hours per week and more than five months per calendar year may generally participate in the ESPP. Participation in the ESPP is voluntary. No participant may purchase shares if immediately after the purchase, the participant would own stock and/or outstanding options to purchase stock comprising 5% or more of the total combined voting power of our stock or of any of our subsidiaries. In addition, no participant is permitted to purchase stock under the ESPP with a value in excess of $25,000 (determined at the fair market value of the stock at the time options to purchase shares are granted) in any calendar year.

Offering Periods. The ESPP is implemented by consecutive, but not overlapping, offering periods, each with a duration of approximately 18 months. Notwithstanding the foregoing, our Board of Directors has the power to change the duration of future offering periods (including the commencement date of any offering period) provided that sany change is announced prior to the scheduled beginning of the affected offering date. Each offering period generally includes a purchase every three months following the commencement of the offering period.

Eligible employees voluntarily elect whether or not to enroll in the ESPP. Employees who join the ESPP automatically are re-enrolled for additional rolling eighteen-month offering periods; provided, however, that an employee may cancel his or her enrollment at any time or the employee may be withdrawn from the ESPP if he or she sells his or her shares within one year of purchasing the shares under the ESPP (in each case subject to ESPP rules).

Share Purchase. Participants in the ESPP will be entitled to purchase shares of our common stock on exercise dates. The number of shares that may be purchased during an offering period is generally determined by dividing the amount collected from the participant through payroll deductions during the three-month purchase period by the purchase price, provided that no participant will be able to purchase during each purchase period more than the number of shares determined by dividing $6,250 by the fair market value of a share on the enrollment date. Unless the individual’s participation is discontinued prior to the exercise date, his or her purchase of the shares will occur automatically on the exercise date at the applicable price. The purchase price per share is 85% of the fair market value of the stock on the exercise date.

Payroll Deductions. Participants may authorize payroll deductions up to a maximum of 15% of his or her compensation. A participant may increase or decrease his or her payroll deduction rate at any time, although the Administrator may limit the number of changes participants may make in any one offering period. In addition, a participant may discontinue his or her participation in the ESPP at any time.

Withdrawal. Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must re-enroll in the ESPP.

Termination of Employment. Upon termination of a participant’s employment for any reason, the Participant will be deemed to have withdrawn from the ESPP and any deductions credited to the Participant’s account and not yet used to purchase shares will be returned to the participant and the participant’s option will be automatically terminated.

Restrictions on Transfer. Options may not be assigned, transferred, pledged, or otherwise disposed of, except by will, or pursuant to the laws of descent and distribution. An option may not be exercised by anyone other than the participant. Unless the Administrator provides on a nondiscriminatory, uniform basis, if a participant sells or otherwise disposes of shares within one year of purchasing the shares under the ESPP, the participant will automatically be withdrawn from the ESPP and he or she will not be permitted to participate in the ESPP until the commencement of the commencement of the eighteen month offering period following the expiration of the offering period during which the disposition occurs.

Change of Control. In the event of a merger or change of control, each outstanding option shall be assumed or substituted for by the successor corporation. In the event the successor corporation refuses to assume or substitute for options, a new exercise date will be set and the offering period then in progress will terminate following the purchase of shares on the new exercise date. The Administrator will provide participants with notice of the new exercise date at least ten business days prior to the new exercise date.

Amendment and Termination of the ESPP. The Administrator may terminate or amend the ESPP at any time and from time to time. No termination of or amendment to the ESPP may materially and adversely affect the rights of a participant as of the date of termination or amendment. Notwithstanding the foregoing, if the Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion, modify or amend the Plan to eliminate such unfavorable accounting consequences by increasing the purchase price for any offering period, shortening any offering period, or reducing the number of shares that may be purchased upon exercise of outstanding options.

Number of Awards Granted to Employees

Given that the number of shares that may be purchased under the ESPP is determined, in part, by the common stock’s market value at the beginning of a payment period and at the end of a payment period and given that participation in the ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of the our common stock that were purchased during fiscal 2004 under the 1996 Employee Stock Purchase Plan, and the (b) average price per share purchase price paid for these shares.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Christopher Gleeson	2,158	$9.83
President, Chief Executive Officer and Director

Nicholas Malden	614	$12.00
Senior Vice President, Chief Financial Officer and Corporate Secretary

Timothy Johnson	1,502	$14.33
Senior Vice President, Corporate Development & Manufacturing Operations

Hany Massarany	2,160	$9.83
Senior Vice President, Global Operations

Kendall Hendrick	2,160	$9.83
Senior Vice President, Development

All executive officers, as a group	8,594	$10.39

All directors who are not executive officers, as a group	N/A	N/A

All employees who are not executive officers, as a group	193,100	$11.17

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the issuance of shares under the ESPP. Tax consequences for any particular employee may be different.

An employee will not have taxable income when the shares of common stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the ESPP.

For shares that the employee does not dispose of until more than two years after the applicable enrollment date and more than one year after the purchase date (the “holding period”), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock’s market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

We may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the ESPP within the holding period. We may not deduct any amount for shares disposed of after the holding period.

A copy of the 2005 Employee Stock Purchase Plan is attached as Appendix D.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of the common stock as of March 1, 2005 by (i) each stockholder that we know is the beneficial owner of more than 5% of the common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under “Executive Compensation” and (iv) all executive officers and directors as a group. We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Percentage ownership in the table below is based on 35,468,416 shares of common stock outstanding as of March 1, 2005. Shares of our stock subject to options that are exercisable within 60 days of March 1, 2005 are also deemed outstanding for purposes of calculating the percentage ownership of that person, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise indicated, the address for each stockholder listed in the table is 1910 Innovation Park Drive, Tucson, AZ 85737.

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Shares
Jack Schuler (1)	3,361,008	9.2
Wellington Management Co. LLP	2,675,498	7.5
75 State Street
Boston, MA 02109
Oracle Investment Management, Inc.	2,616,830	7.4
200 Greenwich Avenue
Greenwich, CT 06830
John Patience (2)	1,986,860	5.5
Christopher Gleeson (3)	676,232	1.9
Edward Giles (4)	293,642	*
Thomas Grogan, M.D. (5)	315,106	*
James Weersing (6)	288,292	*
Nicholas Malden (7)	208,958	*
Hany Massarany (8)	172,938	*
Mark Miller (9)	159,692	*
Kendall Hendrick (10)	128,430	*
Timothy Johnson (11)	80,104	*
Rod Dammeyer (12)	59,444	*
Thomas Brown (13)	21,542	*
All Directors and Officers as a group (13 persons)	7,752,248	21.4

*	Less than 1%
(1)	Includes 691,584 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Schuler; 12,500 shares held in the name of Mrs. Schuler; as well as 441,074 shares beneficially owned by the Schuler Family Foundation.
(2)	Includes 780,984 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Patience, as well as 9,600 shares held in the name of Mrs. Patience.
(3)	Includes 597,804 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Gleeson.

(4)	Includes 158,892 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Giles. Also includes 114,750 shares beneficially owned by Edward Giles IRA and 20,000 shares beneficially owned by the Giles Family Trust
(5)	Includes 241,190 shares issuable upon exercise of options exercisable within 60 days of March 1, 2005 held by Dr. Grogan.
(6)	Includes 159,724 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Weersing. 128,568 shares beneficially owned by James Weersing and Mary Weersing, Trustees of the Weersing Family Trust U/D/T dated April 24, 1991.
(7)	Includes 206,384 shares issuable upon exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Malden.
(8)	Includes 171,714 shares issuable upon exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Massarany.
(9)	Includes 118,892 shares issuable upon exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Miller.
(10)	Includes 82,132 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005, held by Mr. Hendrick, as well as 20,000 shares of restricted stock vesting on May 31, 2005.
(11)	Includes 78,274 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Johnson.
(12)	Includes 59,444 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Dammeyer.
(13)	Includes 21,542 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2005 held by Mr. Brown.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS

Executive Compensation

The following table sets forth all compensation paid to our Chief Executive Officer and the three most highly compensated executive officers and the most highly compensated officer for services rendered during the last three completed fiscal years.

Summary Compensation Table

					Long-Term Compensation Awards
		Annual Compensation			Restricted Stock Awards ($)	Securities Underlying Options/SAR	All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)
Christopher Gleeson	2004	343,462	286,356		—	110,000	—
President, Chief Executive	2003	278,795	—	(1)	—	73,000	—
Officer and Director	2002	255,808	85,050	(2)	—	90,000	—

Nicholas Malden	2004	246,249	84,154		—	55,000	—
Senior Vice President, Chief	2003	225,712	—	(1)	—	32,078	—
Financial Officer and Corporate	2002	219,759	—	(2)	—	36,000	—
Secretary

Timothy Johnson	2004	237,745	134,412		—	64,000	—
Senior Vice President,	2003	202,340	93,600		—	31,000	91,260	(3)
Corporate Development &	2002	170,005	28,000	(2)	—	70,000	32,425	(3)
Manufacturing Operations

Hany Massarany	2004	236,965	134,412		—	71,000	—
Senior Vice President,	2003	188,401	57,720	(1)	—	40,000	—
Global Operations	2002	190,931	41,736	(2)	—	36,000	29,978	(3)

Kendall Hendrick	2004	221,846	75,738		—	48,000	—
Senior Vice President,	2003	203,501	46,800	(1)	—	28,972	—
Development	2002	197,547	28,000	(2)	—	36,000	—

(1)	As part of the Company’s annual bonus plan, Mr. Gleeson, Mr. Malden, Mr. Massarany, and Mr. Hendrick elected to receive 84,934, 27,456, 12,398 and 15,292 in options to purchase common stock, respectively. The options were granted in January 2004 with an exercise price of $22.37, vesting immediately.
(2)	As part of the Company’s annual bonus plan, Mr. Gleeson, Mr. Malden, Mr. Johnson, Mr. Massarany, and Mr. Hendrick elected to receive 32,854, 20,556, 10,824, 16,122 and 10,824 in options to purchase common stock, respectively. The options were granted in January 2003 with an exercise price of $10.12, vesting immediately.
(3)	For Mr. Johnson in 2002 and 2003, this column represents relocation expenses inclusive of tax reimbursement on the non-deductible portions. For Mr. Massarany, in 2002 this column represents reimbursement of travel-related costs.

Option Grants in the Last Fiscal Year

The following table sets forth information with respect to each grant of stock options made during the fiscal year ended December 31, 2004 to each officer named in the preceding Summary Compensation Table:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)		% of Total Options Granted in 2004 (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
						5% ($)	10% ($)
Christopher Gleeson	60,000	(a)	3.3%	22.37	1/26/14	843,914	2,138,643
	84,934	(b)	4.6%	22.37	1/26/14	1,194,616	3,027,392
	10,000	(b)	0.5%	33.73	12/28/14	212,126	537,569
	10,000	(b)	0.5%	35.42	12/28/14	222,754	564,504
	10,000	(b)	0.5%	37.19	12/28/14	233,886	592,713
	10,000	(b)	0.5%	39.05	12/28/14	245,583	622,356
	10,000	(b)	0.5%	41.00	12/28/14	257,847	653,434

Nicholas Malden	30,000	(a)	1.6%	22.37	1/26/14	421,957	1,069,322
	27,456	(b)	1.5%	22.37	1/26/14	386,175	978,643
	5,000	(b)	0.3%	33.73	12/28/14	106,063	268,785
	5,000	(b)	0.3%	35.42	12/28/14	111,377	282,252
	5,000	(b)	0.3%	37.19	12/28/14	116,943	296,356
	5,000	(b)	0.3%	39.05	12/28/14	122,792	311,178
	5,000	(b)	0.3%	41.00	12/28/14	128,923	326,717

Timothy Johnson	40,000	(a)	2.2%	22.37	1/26/14	562,609	1,425,762
	4,800	(b)	0.3%	33.73	12/28/14	101,821	258,033
	4,800	(b)	0.3%	35.42	12/28/14	106,922	270,962
	4,800	(b)	0.3%	37.19	12/28/14	112,265	284,502
	4,800	(b)	0.3%	39.05	12/28/14	117,880	298,731
	4,800	(b)	0.3%	41.00	12/28/14	123,766	313,649

Hany Massarany	40,000	(a)	2.2%	22.37	1/26/14	562,609	1,425,762
	15,292	(b)	0.8%	22.37	1/26/14	215,085	545,069
	6,200	(b)	0.3%	33.73	12/28/14	131,518	333,293
	6,200	(b)	0.3%	35.42	12/28/14	138,108	349,992
	6,200	(b)	0.3%	37.19	12/28/14	145,009	367,482
	6,200	(b)	0.3%	39.05	12/28/14	152,262	385,861
	6,200	(b)	0.3%	41.00	12/28/14	159,865	405,129

Kendall Hendrick	25,000	(a)	1.4%	22.37	1/26/14	351,631	891,101
	12,398	(b)	0.7%	22.37	1/26/14	174,381	441,915
	4,600	(b)	0.3%	33.73	12/28/14	97,578	247,282
	4,600	(b)	0.3%	35.42	12/28/14	102,467	259,672
	4,600	(b)	0.3%	37.19	12/28/14	107,588	272,648
	4,600	(b)	0.3%	39.05	12/28/14	112,968	286,284
	4,600	(b)	0.3%	41.00	12/28/14	118,610	300,580

(1)	The above options were granted under our 1996 Stock Option Plan, except options issued to Mr. Hendrick which were granted under our 1998 Nonstatutory Stock Option Plan. Vesting periods are as follows: (a) five years, (b) immediate.

(2)	Based on an aggregate of 1,828,404 options granted by us during the year ended December 31, 2004.
(3)	The option exercise price per share was equal to the fair market value of our common stock on the date of grant, except the five equal long-term incentive grants to each officer which were granted at an exercise price equal to 5% above the fair market value of our common stock on the date of grant.
(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in 2004 and Values at December 31, 2004

The following table sets forth information concerning option exercises during 2004 and the exercisable and unexercisable options held as of December 31, 2004 by the officers named in the Summary Compensation Table on page 20. The “Intrinsic Value” column is based on the closing sales price of a share of our common stock on December 31, 2004, or $32.00, less the per share exercise price of the option, and “Value of Unexercised In-the-Money Options at December 31, 2004” column is based on $32.00, less the per share exercise price of the option multiplied by the number of shares issuable upon exercise of the option.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher Gleeson	20,000	461,150	529,298	212,740	9,678,341	4,014,386
Nicholas Malden	—	—	188,006	80,886	3,236,435	1,404,174
Timothy Johnson	—	—	63,374	88,450	862,306	1,446,804
Hany Massarany	—	—	156,714	84,450	2,509,742	1,354,984
Kendall Hendrick	—	—	70,498	80,538	1,365,279	1,657,218

Equity Compensation Plans

The following table summarizes equity compensation plans approved by shareholders and equity compensation plans that were not approved by the shareholders as of December 31, 2004:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weight-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders (1)	4,067,768	12.88	1,008,330

Equity compensation plans not approved by shareholders (2)	2,858,140	18.21	929,736

Total	6,925,908	15.08	1,938,066

(1)	Includes 234,502 outstanding subject to the 1988 Stock Option plan, 1,309,901 outstanding subject to the 1996 Stock Option Plan, 479,996 outstanding subject to the 1996 Director Option Plan, and 733,468 outstanding subject to the 2001 Outside Director Stock Option plan. Includes 514,914 available for future issuance under the 1996 Stock Option Plan, 6,604 available for future issuance under the 1996 Director Option Plan, 266,532 available for future issuance under the 2001 Outside Director Stock Option Plan, and 110,140 available for future issuance under the 1996 Employee Stock Purchase Plan.
(2)	The Company has granted to employees, nonqualified options to purchase the Company’s common stock. The options generally vest over five years, expiring at various times from 2008 to 2014, with exercise prices ranging from $8.10 to $41.00. 1,119,410 of the options are exercisable.

Employment, Severance, and Change-of-Control Arrangements

We do not currently have any employment contracts or agreements with any officer named in the “Summary Compensation Table” or with any other person.

Under the terms of our 1988 Stock Option Plan, 1996 Stock Option Plan, 1996 Director Option Plan, 1998 Nonstatutory Stock Option Plan, and 2001 Outside Director Stock Option Plan, in the event of a proposed sale of all or substantially all of our assets, or merger with or into another corporation, then the options issued under such plans will either be assumed, or substantially similar options shall be substituted by the surviving entity, or the options issued under such plans will be exercisable as to all shares underlying such options, including shares as to which such options would not otherwise be exercisable. In addition, in the event of a change of control, all shares underlying options granted under the 2001 Outside Director Stock Option Plan that are assumed by the surviving entity in such transaction will vest if the optionee’s service to the surviving entity as an Outside Director terminates within 24 months of such change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4, and 5 they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for one Form 4 filing by Mr. Weersing filed on April 20, 2004 for stock acquired on March 4, 2004.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee, made up of four outside directors, is responsible for the administration of our compensation programs including base salaries of executive officers and various types of incentive compensation. These programs are designed to provide competitive levels of total compensation and include other opportunities linked to our performance and stockholder return.

Compensation Philosophy

The design and implementation of our executive compensation programs is based on a series of guiding principles derived from our corporate goals, business strategy and management requirements. These principles may be summarized as follows:

•	Align financial interests of the management team with our stockholders and the Board of Directors;

•	Attract, motivate, and retain the high-caliber individuals necessary to increase total return to stockholders;

•	Provide a total compensation program where a significant portion of pay is linked to individual achievement as well as short and long-term corporate performance; and

•	Emphasize and reward performance at the individual, team, and company levels.

Compliance with Internal Revenue Code Section 162(m)

We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for publicly held corporations for individual compensation exceeding $1.0 million in any taxable year for the named executive officers, unless compensation is performance-based. Each of our named executive officers is beneath the $1.0 million threshold. We believe that any options granted under our stock option plans will meet the requirement as performance-based compensation under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe that Section 162(m) will not reduce available tax deductions.

Compensation Program

Our executive compensation program has three major components to assist in our efforts to attract, retain and motivate executive officers. We consider these components of compensation individually and collectively to determine the total compensation of executive officers. The three major components are as follows:

1. Base salary. Each fiscal year we establish base salaries for individual executive officers based upon: (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, (iii) performance judgments of each individual’s past and expected future contributions, and (iv) internal equity relative to other executives’ responsibilities and base salary levels. Along with the Chief Executive Officer, the Compensation Committee reviews and approves, with appropriate modifications after deliberations not including the Chief Executive Officer, an annual base salary plan for our executive officers. The Compensation Committee, without the participation of the Chief Executive Officer, reviews and recommends to the Board of Directors of the Company modifications to the base salary of the Chief Executive Officer based on similar competitive compensation data and the assessment of past performance and future expectations.

2. Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct link between individual pay and corporate performance. Annual bonus awards are established for executive officer positions based upon industry and peer group surveys. Annual bonus payments for executive officers, including the Chief Executive Officer, depend on achieving financial goals recommended by the Compensation Committee and approved by the Board. These goals cover revenue growth, profitability and the efficiency with which capital is employed in the Company’s business. Officers may receive the full or partial portion of their targeted annual performance-based bonus.

3. Equity based incentive compensation. Long-term incentives for our employees are provided under our stock plans. Each fiscal year, the Committee considers granting long-term incentives in the form of stock to executive officers. These awards are intended to motivate the executive officers to improve long-term performance and align the financial interests of the management team with the stockholders. Awards for executive officers are based on industry and peer group surveys and individual performance. Along with the Chief Executive Officer, the Compensation Committee reviews and approves annual option awards for our executive officers. The Compensation Committee reviews and recommends to the Board of Directors an annual option award for the Chief Executive Officer. The Compensation Committee also awards options to select new employees and promoted employees.

4. CEO Compensation. Christopher Gleeson has served as the President and Chief Executive Officer of the Company since May 1999. Mr. Gleeson’s fiscal year 2004 compensation, including a base salary of $350,000 was recommended by the Committee and approved by the Board of Directors in January 2004. The Compensation Committee reviewed Mr. Gleeson’s performance with regard to performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for a long-term compensation award. Mr. Gleeson’s long term compensation award earned in fiscal year 2004 was 50,000 options divided into five equal tranches with an exercise price set at a five percent graduated premium scale of $33.73, $35.42, $37.19, $39.05 and $41.00. Mr. Gleeson’s short term compensation award earned in fiscal year 2004 was $286,356.

Respectfully submitted,

John Patience
James Weersing
Edward Giles
Thomas Brown

March 25, 2005

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of Ventana’s financial statements, Ventana’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors, and risk assessment and risk management. The Audit Committee manages Ventana’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Ventana for such advice and assistance. In 2004, the Audit Committee also actively participated in the evaluation of Ventana’s internal control over financial accounting and internal control system. The Audit Committee also played an active role in monitoring and supporting management in its assessment of the effectiveness of such system and its components and met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Ventana’s internal controls, and the overall quality of the Ventana’s financial reporting.

Ventana’s management has primary responsibility for preparing Ventana’s financial statements and Ventana’s financial reporting process, including the system of internal controls. Ventana’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Ventana’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with Ventana’s management.

2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3.	The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Ventana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Subject to the authority delegated to the Chief Financial Officer with respect to audit and non-audit related services with an aggregate amount less of $50,000, the Audit Committee pre-approved all audit and permissible non-audit services provided to Ventana during fiscal 2004. It is the Audit Committee’s policy to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Ventana’s independent auditors in order to ensure that the provision of such services does not impair the auditor’s independence, in appearance or in fact. The Audit Committee has selected, subject to stockholder ratification, Ernst & Young LLP as Ventana’s independent auditor for the current fiscal year ending December 31, 2005.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Rod Dammeyer
Edward Giles
James Weersing
Mark Miller

March 25, 2005

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Dow Jones Industrial Average Index, Standard & Poor’s 500 Stock Index and the Nasdaq Composite Index if $100 were invested in our common stock and each index on December 31, 1999.

OTHER MATTERS

Our Board of Directors is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF NOMINATIONS OF DIRECTORS BY

STOCKHOLDERS AND STOCKHOLDER PROPOSALS

Nominations for the Board of Directors. We expect to hold our 2006 Annual Meeting of Stockholders in May of 2006, although we retain the right to change this date, as we may determine. Our Bylaws provide that written notice of proposed stockholder nominations for the election of directors at the 2006 Annual Meeting of Stockholders must be received by Ventana at its offices at 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary, no later than December 1, 2005, which is 120 calendar days prior to the anniversary of the mail date of this proxy statement.

Proposals. Any stockholder that wishes to submit a proposal for consideration at our 2005 Annual Meeting should address such proposal to 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary. In order to be included in proxy materials for our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal must be received no later than November 23, 2005. In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by November 23, 2005.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year’s annual meeting, which was December 2, 2004.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with the members of the Board of Directors by writing to Ventana Medical Systems, Inc., 1910 Innovation Park Drive, Tucson, Arizona, 85737, Attn: Corporate Secretary. Although Ventana has not to date adopted formal procedures by which stockholders may communicate directly with directors, it believes that its current process, wherein any communication sent to the Board of Directors in care of the Corporate Secretary is forwarded to all members of the Board of Directors, has adequately served the needs of the Board of Directors and stockholders. There is no screening process, and all communications that are received by the Corporate Secretary for the Board of Director’s attention will be forwarded to the Board of Directors.

ANNUAL REPORT

Our Annual Report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2004, is incorporated into this Notice and Proxy Statement by this reference and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 18, 2005. The fee for furnishing a copy of any exhibit will be $0.25 per page plus associated postage and handling.

APPENDIX A — AUDIT COMMITTEE CHARTER

Charter for the Audit Committee of the Board of Directors of Ventana Medical Systems, Inc.

Purpose:

The purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors (the Board) is to assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company’s financial statements, the qualifications and experience of the Company’s independent accountants, the performance of the Company’s internal audit function and the Company’s independent accountants, and the Company’s compliance with legal and regulatory requirements.

Membership:

The Committee shall be composed of three or more directors, as the Board determines. Each member of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Governance Committee and may be removed by the Board at any time in the Board’s discretion.

Each member of the Committee shall be independent under the applicable standards for independence of the U.S. Securities and Exchange Commission (the “SEC”) and the Nasdaq National Market, Inc. (“Nasdaq”).

General Responsibilities:

The Committee shall have the following general responsibilities, which the Committee may expand as it considers necessary or appropriate in carrying out its oversight function:

•	To meet separately in executive sessions with the senior internal auditor and the Company’s independent accountants from time to time as appropriate to discuss any matters that the Committee, the senior internal auditor, or the Company’s independent accounts believe should be discussed privately.

•	To review periodically with the Company’s counsel any legal and regulatory matters that may have a material effect on the Company’s financial statements, operations, compliance policies, and programs.

•	To review and approve procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	To recommend to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

•	To review with management, the senior internal auditor, and the Company’s independent accountants disclosures of insider and affiliated party transactions.

•	In the Committee’s discretion, to conduct or authorize investigations into matters within the scope of its responsibilities.

•	To take any other actions required of the Committee by law, applicable regulations, or as may be requested by the Board.

Responsibilities Relating To Independent Accounts And Internal Audit Function:

The Committee shall have the following responsibilities relating to the Company’s independent accountants and internal audit function:

•	To have sole authority to appoint or replace the independent accountants (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants for purposes of rendering or issuing an audit report or related work or performing other audit, review, or attest services for the Company. The independent accountants shall report directly to the Committee.

•	To review the experience and qualifications of the senior members of the independent accountants’ audit team.

•	At least annually, to obtain and review any and all reports required by the SEC or Nasdaq relating to the independent accountants’ internal quality control procedures (including any material issues raised by internal or peer reviews or governmental authorities and any steps taken to address any such issues).

•	To review and approve all audit and permitted non-audit services to be performed by the independent accountants.

•	To review and concur in the appointment, replacement, reassignment, or dismissal of the senior internal auditor. The senior internal auditor shall report the matters within the scope of his or her authority directly to the Committee.

•	To ensure the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and to discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants. The Committee shall present its conclusions with respect to the independent accountants to the Board.

Responsibilities Relating To Audits And Financial Statements:

The Committee shall have the following responsibilities relating to the Company’s audits and financial statements:

•	To request the independent accountants to confirm that they report directly to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.

•	To review with management significant risks and exposures identified by management, the internal auditors, or the independent accountants, and management’s steps to address these risks.

•	To review the scope of the internal audits with the senior internal auditor and the scope of the external audit with the independent accountants.

•	To review with management, the independent accountants, and the senior internal auditor (i) the Company’s internal controls, including computerized information system controls and security and (ii) any significant findings and recommendations made by the independent accountants or internal auditor.

•	After the completion of the annual audit examination (and before the Company’s annual report on Form 10-K is filed with the SEC), to review with management and the independent accountants:

(1) the Company’s annual financial statements and related footnotes, including disclosures made in management’s discussion and analysis;

(2) the independent accountants’ audit of and report on the financial statements;

(3) the appropriateness and acceptability of the accounting principles, financial disclosures, and underlying estimates used in the Company’s financial statements, including (i) critical accounting policies and practices and (ii) alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with management;

(4) any significant difficulties or disputes with management encountered during the course of the audit and management’s response;

(5) the effect of regulatory and accounting initiatives;

(6) the effect of off-balance sheet structures, if any, on the Company’s financial statements;

(7) any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

(8) any other matters regarding the audit procedures or findings that generally accepted auditing standards require the auditors to discuss with the Committee, including any material written communications between the independent accountants and management.

•	To review and discuss with management and the independent accountants the Company’s quarterly financial statements.

•	To discuss with management earnings press releases and generally discuss financial information and earnings guidance provided to analysts and rating agencies.

•	To discuss with management and the independent accountants (i) any significant deficiencies in the design or operation of internal controls and any material weaknesses identified, (ii) any fraud involving management or other employees who have a significant role in the Company’s internal controls, and (iii) any employee complaints or published reports that raise material issues regarding the Company’s accounting, internal accounting controls, or auditing matters.

•	To review with management and the senior internal auditor (i) any difficulties that the internal auditors encountered while conducting audits, including any restrictions on the scope of their work or access to required information, (ii) any changes to the planned scope of the internal audit plan that the Committee thinks advisable, and (iii) the internal audit department’s budget and staffing.

Procedures:

The Committee shall meet at least four times a year and at such other times at the call of the chairman or any two members of the Committee. Two members of the Committee shall constitute a quorum, and all actions of the Committee at a meeting at which a quorum is present shall be taken by majority vote. The Committee may also act by the unanimous written consent of its members. The Committee shall make regular reports of its proceedings to the Board of Directors.

The members of the Committee shall elect a chairman, and the chairman shall appoint a secretary of the Committee, who may be one of the members of the Committee, or the secretary or an assistant secretary of the Company. The secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of reports, information, and data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings, and other matters.

Authority:

The chairman and secretary of the Committee shall provide, or arrange with the Company’s chairman or president to provide, such reports, information, data, and services as the Committee may request. In discharging its oversight responsibilities, the Committee shall have unrestricted access both to the Company’s management and other employees whose views the Committee may consider helpful and to the Company’s books and records, and shall have the authority to retain outside counsel, accountants, or other consultants in the Committee’s sole discretion.

APPENDIX B — AMENDED 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

Section 1 - Introduction

•	Section 1.1 - Purpose. This plan shall be known as the Ventana Medical Systems, Inc. 2001 Outside Director Stock Option Plan (the “Plan”). The purpose of this Plan is to promote the growth and development of Ventana Medical Systems, Inc. (the “Company”) by providing increased incentives for the directors of the Company. The Plan is to help the Company to attract and retain the best available individuals to serve as non-employee members of the Board, to reward such directors for their contributions to the Company, and to maximize the identity of interest between such directors and the Company’s stockholders generally. The Plan permits the grant of Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units and Performance Shares.

•	Section 1.2 - Effective Date. The Plan became effective January 22, 2001 after it was approved stockholders May 3, 2001.

•	Section 1.3 - Compliance with Rule 16b-3. It is intended that the Plan and its operation comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule). If any provision of the Plan or any grant hereunder would disqualify the Plan or such grant under, or would not comply with, Rule 16b-3 (or any successor rule), such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

Section 2 – Plan Definitions

•	Section 2.1 - Definitions. For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

•	“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

•	“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units or Performance Shares.

•	“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including a Stock Option Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

•	“Board” shall mean the Board of Directors of the Company.

•	“Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

•	“Commission” means the Securities Exchange Commission or any successor agency.

•	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

•	“Common Stock” shall mean Common Stock of the Company, par value $.001 per share, and such other stock and securities that may be substituted for the Common Stock under Section 3.2.

•	“Company” shall mean Ventana Medical Systems, Inc., a Delaware corporation, or any successor of the Company.

•	“Consultant” shall mean a non-employee of the Corporation who provides services to the Company and who is designated as a Consultant by the Board.

•	“Director” shall mean any person who is elected or appointed to the Board.

•	“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

•	“Exchange Act” means the Securities and Exchange Act of 1934, as amended, from time to time, and the rules and regulations promulgated thereunder.

•	“Fair Market Value” means, as of any date, the value of Common Stock as the Committee may determine in good faith.

•	“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

•	“Inside Director” means a Director who is an Employee.

•	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

•	“Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

•	“Optionee” shall mean any person who has been granted an Option under the Plan.

•	“Outside Director” means a Director who is not an Employee.

•	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

•	“Participant” means a Director who holds an outstanding Award granted under the Plan, including an Optionee.

•	“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 9.

•	“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 9.

•	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

•	“Plan” means this 2001 Outside Director Stock Option Plan.

•	“Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7 of the Plan or issued pursuant to the early exercise of an Option.

•	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

•	“Share” means a share of the Common Stock, as adjusted in accordance with Section 3.2 of the Plan.

•	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a SAR.

•	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

Section 3 – Shares Subject to Option

•	Section 3.1 - Available Shares. The total number of Shares that may be issued under the Plan shall in the aggregate not exceed five hundred thousand (500,000). The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an SAR, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, the number of Shares available for issuance under the Plan shall be reduced by the gross number of Shares for which the Option is exercised.

•	Section 3.2 - Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

Section 4 - Administration

•	Section 4.1 - Administration. To the extent desirable to qualify transactions hereunder as exempt under

Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3. Other than as provided in the previous sentence, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy applicable laws.

•	Section 4.2 - Administrator Powers.

•	Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

•	to determine the Fair Market Value;

•	to select the Directors to whom Awards may be granted hereunder;

•	to determine the number of Shares to be covered by each Award granted hereunder;

•	to approve forms of Award Agreement for use under the Plan;

•	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

•	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

•	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign laws;

•	to modify or amend each Award (subject to Section 11.7 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

•	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

•	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

•	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

•	to make all other determinations deemed necessary or advisable for administering the Plan.

The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

Section 5 - Eligibility

Options, Restricted Stock, SARs, Performance Units and Performance Shares may be granted only to Outside Directors.

Section 6 – Stock Options

•	Section 6.1 - General. Each Option granted under the Plan shall be a Nonstatutory Stock Option. The Option grant shall be evidenced by an Award Agreement, which shall contain the terms and conditions required by this Article 6 and such other terms and conditions, consistent with the Plan, as the Administrator may deem appropriate in each case. The provisions of Option grants need not be the same with respect to each recipient.

•	Section 6.2 - Date Option Granted. For purposes of the Plan, an Option shall be considered as having been granted on the date on which the Administrator authorized the grant of the Option, except where the Administrator has designated a later date, in which event the later date shall constitute the date of grant of the Option; provided, however, that in either case notice of the grant of the Option shall be given to the Participant within a reasonable time.

•	Section 6.3 - Option Price. The price at which each Share covered by an Option may be purchased shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted.

•	Section 6.4 - Period for Exercise. Unless otherwise determined by the Administrator, each Option granted shall have a term expiring on the tenth anniversary of the date on which it was granted (the “Expiration Date”), subject to early expiration as provided in Section 6.5. Each Option granted under the Plan may be exercised by the Participant, in whole or in part, at any time prior to its Expiration Date to the extent that it is vested.

•	Section 6.5 - Early Expiration. If a Participant ceases to serve as an Outside Director, any unvested portion of the Option shall expire on the date on which the Participant ceases to serve as an Outside Director, subject to this Section 6.5 and Section 6.10. The vested portion of the Option shall expire or remain exercisable in accordance with this Section 6.5.

•	If the service of a Participant as an Outside Director ceases because of death or disability, as such disability is determined by the Administrator, the Option, whether or not vested or exercisable at the time of such termination, shall vest and be exercisable in full at any time prior to the Expiration Date by the personal representative of the Participant’s estate or the person or persons to whom the Option is transferred by will or the laws of decent and distribution, or by the Participant or the Participant’s designated representative in the event of the Participant’s disability.

•	If the service of any Participant as an Outside Director ceases for any reason other than death, disability or any of the matters set forth below and provided the Administrator determines that the Outside Director had discharged his duties as a Director in a manner acceptable to the Administrator, then the Participant may exercise the Option to the extent that it had vested as of the date of the Outside Director’s termination through the Expiration Date;

•	If the service of an Participant as an Outside Director ceases for any reason other than death, disability or any of the matters set forth below and the Administrator determines that the Participant had failed to discharge his duties as a Director in a manner acceptable to the Administrator, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable thirty (30) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator or as provided herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.; and

•	If the Participant is terminated as an Outside Director by the Board for (i) misconduct, which includes, but is not limited to, any act of dishonesty, moral turpitude, fraud or embezzlement, (ii) unauthorized use of any disclosure of confidential information or trade secrets of the Company, or (iii) acting in such a manner deemed by the Administrator not in the best interest of the Company, then, notwithstanding any other provision in the Plan to the contrary, the Option shall immediately expire and cease to be outstanding.

•	Section 6.6 - Method of Exercise. Each Option may be exercised in whole or in part from time to time as specified in the Award Agreement. Each Participant may exercise an Option by giving written notice of the exercise to the Company in such manner as the Administrator may determine, specifying the number of Shares to be purchased, accompanied by payment in full of the purchase price therefor. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by applicable laws. No Participant shall be under any obligation to exercise any Option hereunder. A Participant shall not have any rights of a stockholder with respect to the Shares subject to the Option until such Shares shall have been delivered to the Participant.

Section 7 – Restricted Stock

•	Section 7.1 - Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Administrator, in its sole discretion, will determine.

•	Section 7.2 - Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

•	Section 7.3 - Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

•	Section 7.4 - Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

•	Section 7.5 - Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

•	Section 7.6 - Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

•	Section 7.7 - Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

•	Section 7.8 - Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Section 8 – Stock Appreciation Rights

•	Section 8.1 - Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Participants at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

•	Section 8.2 - Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Participant.

•	Section 8.3 - Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

•	Section 8.4 - SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

•	Section 8.5 - Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.5 also will apply to SARs.

•	Section 8.6 - Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

•	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

•	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

Section 9 - Performance Units and Performance Shares

•	Section 9.1 - Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Participants at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant. The Administrator will have complete discretion in determining the conditions that must be satisfied.

•	Section 9.2 - Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

•	Section 9.3 - Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participants. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

•	Section 9.4 - Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

•	Section 9.5 - Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

•	Section 9.6 - Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

Section 10 – Merger, Consolidation or Reorganization; Change of Control

•	Section 10.1 - Merger, Consolidation or Reorganization. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Administrator may, subject to the approval of the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised Award pursuant to the sub sections below:

•	Outstanding Awards may be assumed or equivalent Awards may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Award is assumed or substituted for, the Award or equivalent Award shall continue to be exercisable as provided in the Plan for so long as the Participant serves as a Director or a director of the Successor Corporation; or

•	With respect to Options and SARs, the Administrator may cancel such Award. In such event, the Company, or the Successor Corporation, shall pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of the highest Fair Market Value per share of the Common Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the Option or SAR exercise price, multiplied by the number of Shares subject to such Option or SAR.

•	Section 10.2 - Change of Control - If a Change of Control, as defined below, occurs during the term of an Award, each outstanding Award shall:

•	be assumed or an equivalent award be substituted by the successor corporation or by a parent or subsidiary of the successor corporation; and

•	the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met if the Participant ceases to serve as an Outside Director for any reason within 24 months of a Change of Control, provided that an Award shall not vest if the Participant ceases to be an Outside Director for any of the reasons set forth in the sub section below.

•	For the purposes of this Section 10.2, “Change of Control” shall mean an event or the last of a series of related events by which:

•	any Person directly or indirectly acquires or otherwise becomes entitled to vote stock more than 50% of the voting power in elections for Directors of the Company; or

•	during any 24-month period a majority of the members of the Board ceases to consist of Directors who were:

•	Directors at the beginning of the period (“Continuing Directors”), or

•	appointed to office after the start of the period by the Board with the approval of two-thirds of the incumbent Continuing Directors (“Appointed Directors”); or

•	elected to office after the start of the period by the stockholders following nomination for election by the Board with the approval of two-thirds of the incumbent Continuing Directors (“Elected Directors”); or

•	appointed to office after the start of the period by the Board of Directors with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

•	elected to office after the start of the period by the Company’s stockholders following nomination for election by the Board with the approval of two-thirds of the incumbent Continuing, Appointed and Elected Directors; or

•	the Company merges or consolidates with another corporation, and holders of outstanding shares of the Common Stock immediately prior to the merger or consolidation do not own stock in the survivor of the merger or consolidation having more than 51% of the voting power in elections for Directors; or

•	the Company sells all or a substantial portion of the consolidated assets of the Company and its subsidiaries, and the Company does not own stock in the purchaser having more than 51% of the voting power in elections for Directors.

•	As used in this Section 10, a “Person” means any “person” as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, together with all of that person’s “affiliates” and “associates,” as those terms are defined in Rule 12b-2 of such Act.

•	The following events shall not constitute a “Change of Control”:

•	sale of securities by the Company;

•	any acquisition by the Company of another corporation, business or entity; or

•	any acquisition of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

Section 11 - General

•	Section 11.1 - Transferability. Unless determined otherwise by the Administrator, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.12. All rights with respect to an Award granted to a Participant will be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner and in accordance with terms specified by the Administrator, transfer Awards to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. The terms of the Plan and the applicable Award Agreement will be binding upon the transferees, donees, executors, administrators, heirs, successors and assigns of Participant.

•	Section 11.2 - Withholding Taxes.

•	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

•	Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (without limitation) permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

•	Section 11.3 - General Restriction. Each Award shall be subject to the requirement that if at any time the Board or the Administrator shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of securities thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Administrator.

•	Section 11.4 - Conditions Upon Issuance of Shares. The Plan, the grant, the exercise of Awards and the obligations of the Company shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for Shares prior to (i) the admission of such Shares to listing on any stock exchange on which the Common Stock may then be listed, and (ii) the completion of any registration or other qualification of such Shares under any state or federal law (including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act), or rulings or regulations of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

•	Section 11.5 - No Promise of Continued Service as a Director. Nothing in the Plan or in any Option granted under the Plan shall confer on any director any right to continue as a director of the Company or affect the right of the Company to terminate his or her service to the Company at any time.

•	Section 11.6 - Expiration and Termination of the Plan. The Plan will terminate on January 21, 2011, except as to Awards then outstanding under the Plan, which Awards shall remain in effect until they have been exercised, the restrictions have lapsed or the Awards have expired or been forfeited. The Plan may be abandoned or terminated at any time by the Board, except with respect to any Awards then outstanding under the Plan.

•	Section 11.7 - Amendments, Modification and Termination. The Administrator may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 under the Exchange Act, or any successor rule, or the Code. Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Awards granted under the Plan, accept the surrender of outstanding Awards (to the extent not theretofore exercised), reduce the exercise price of outstanding Awards, or authorize the granting of new Awards in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Award (either directly or through modification of the Plan) shall, without the consent of the Participant, alter or impair any rights of the Participant under the Award.

•	Section 11.8 - Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

•	Section 11.9 - Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the State of Arizona. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.

•	Section 11.10 - Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

•	Section 11.11 - Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

•	Section 11.12 - Beneficiary Designation. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award will be paid in the event of the Participant’s death. Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

APPENDIX C — 2005 EQUITY INCENTIVE PLAN

Section 1 - Purpose

The purposes of the 2005 Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, SARs, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

Section 2 - Definitions

As used herein, the following definitions will apply:

•	“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

•	“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

•	“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, SARs, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

•	“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

•	“Board” means the Board of Directors of the Company.

•	“Change in Control” means the occurrence of any of the following events:

•	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

•	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

•	A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

•	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

•	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

•	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

•	“Common Stock” means the common stock of the Company.

•	“Company” means Ventana Medical Systems Inc., a Delaware corporation, or any successor thereto.

•	“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

•	“Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

•	“Director” means a member of the Board.

•	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

•	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•	“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

•	“Fair Market Value” means, as of any date, the value of Common Stock as the Administrator may determine in good faith.

•	“Fiscal Year” means the fiscal year of the Company.

•	“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

•	“Inside Director” means a Director who is an Employee.

•	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

•	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

•	“Option” means a stock option granted pursuant to the Plan.

•	“Outside Director” means a Director who is not an Employee.

•	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

•	“Participant” means the holder of an outstanding Award.

•	“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

•	“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 9.

•	“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 9.

•	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

•	“Plan” means this 2005 Incentive Plan.

•	“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

•	“Retirement” means a termination of a Participant’s status as a Service Provider when (i) Participant is age 59½ or over and has continuously been a Service Provider for at least ten (10) years on the date of such termination, or (ii) a Participant is age 55 or over and has continuously been a Service Provider for at least fifteen (15) years on the date of such termination.

•	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

•	“Section 16(b)” means Section 16(b) of the Exchange Act.

•	“Service Provider” means an Employee, Director or Consultant.

•	“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

•	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a SAR.

•	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Section 3 - Stock Subject to the Plan

•	Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 1,000,000 Shares plus (i) the number of Shares which have been reserved but not issued under the Company’s 1996 Stock Option Plan (the “1996 Plan”) as of the date of stockholder approval of this Plan, and (ii) any Shares returned to the 1996 Plan as a result of termination of options or repurchase of Shares issued under such plan, provided no more than 2,000,000 Shares in the aggregate may be added to the Plan from the 1996 Plan pursuant to clauses (i) and (ii). The Shares may be authorized, but unissued, or reacquired Common Stock.

•	Full Value Awards. Any Shares subject to Awards granted with an exercise price less than the Fair Market Value on the date of grant of such Awards will be counted against the numerical limits of this Section 3 as 2.0 Shares for every one Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 2.0 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

•	Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

Section 4 - Administration of the Plan Procedure

•	Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

•	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

•	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

•	Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

•	Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

•	to determine the Fair Market Value;

•	to select the Service Providers to whom Awards may be granted hereunder;

•	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

•	to approve forms of agreement for use under the Plan;

•	to institute an Exchange Program;

•	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

•	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

•	to modify or amend each Award (subject to Section 20(c) of the Plan);

•	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

•	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine;

•	to grant in addition to the incentives described in Sections 6, 7, 8 and 9 below, other incentives payable in cash or Shares under the Plan as determined by the Administrator to be in the best interests of the Company and subject to any terms and conditions the Administrator deems advisable; and

•	to make all other determinations deemed necessary or advisable for administering the Plan.

•	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

Section 5 - Eligibility

Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

Section 6 - Stock Options

•	Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

•	The following limitations will apply to grants of Options:

•	No Service Provider will be granted, in any Fiscal Year, Options to purchase more than 500,000 Shares.

•	In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 750,000 Shares, which will not count against the limit set forth in Section 6(a)(2)(ii)(1) above.

•	The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

•	If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Option, as applicable, will be counted against the limits set forth in subsections (1) and (2) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option and/or Stock Appreciation Right, as applicable.

•	Term of Option. The Administrator will determine the term of each Option in its sole discretion. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

•	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

•	In the case of an Incentive Stock Option

•	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

•	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

•	In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant.

•	Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

•	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

•	Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

•	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

•	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death, Disability or Retirement, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

•	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

•	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), as provided in Section 13. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

•	Retirement of Optionee. If a Participant ceases to be a Service Provider as a result of his or her Retirement, the Participant may exercise his or her Option, to the extent the Option is vested on the date of Retirement through the expiration of the term of such Option as set forth in the Award Agreement. If, on the date of Retirement, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after his or her Retirement, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Section 7 - Restricted Stock

•	Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

•	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing, during any Fiscal Year no Participant will receive more than an aggregate of 200,000 Shares of Restricted Stock; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 250,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

•	Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

•	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

•	Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

•	Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

•	Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

•	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Section 8 - Stock Appreciation Rights

•	Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

•	Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant will be granted SARs covering more than 500,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted SARs covering up to an additional 750,000 Shares.

•	Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan, provided, however, that the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

•	SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

•	Expiration of SARs. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to SARs.

•	Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

•	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

•	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Section 9 - Performance Units and Performance Shares

•	Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant will receive Performance Units having an initial value greater than $1,000,000, and (b) no Participant will receive more than 200,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted up to an additional 250,000 Performance Shares.

•	Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

•	Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

•	General Performance Objectives. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion.

•	Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

•	Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

•	Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

Section 10 - Other Cash or Stock Awards

In addition to the incentives described in Sections 6 through 9 above, the Administrator may grant other incentives payable in cash or Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate, provided that in any Fiscal Year, a Participant will not receive a cash Award under this Section in excess of $1,000,000.

Section 11 - Performance Goals

Awards of Restricted Stock, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including, but not limited to, cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per Share; economic profit; economic value added; equity or stockholder’s equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to stockholders. Any Performance Goals may be used to measure the performance of the Company as a whole or an business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award, which is consistently applied and identified in the financial statements, including footnotes, or the management discussion and analysis section of the Company’s annual report.

Section 12 - Leaves of Absence

Unless the Administrator provides otherwise, vesting of Awards granted hereunder will not be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

Section 13 - Beneficiary Designations

If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award will be paid in the event of the Participant’s death. Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

Section 14 - Transferability of Awards

Unless determined otherwise by the Administrator, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 13. All rights with respect to an Award granted to a Participant will be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner and in accordance with terms specified by the Administrator, transfer Awards other than Incentive Stock Options to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. The terms of the Plan and the applicable Award Agreement will be binding upon the transferees, donees, executors, administrators, heirs, successors and assigns of Participant.

Section 15 - Adjustments; Dissolution or Liquidation; Merger or Change in Control

•	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8 and 9.

•	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

•	Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period. With respect to Awards granted to non-employee Directors that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares subject thereto, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Section 16 - Tax Withholding

•	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

•	Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may (without limitation) permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

Section 17 - No Effect on Employment or Service

Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Section 18 - Date of Grant

The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Section 19 - Term of Plan

Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

Section 20 - Amendment and Termination of the Plan

•	Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

•	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

•	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Section 21 - Conditions Upon Issuance of Shares

•	Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

•	Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Section 22 - Inability to Obtain Authority

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

Section 23 - Stockholder Approval

The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX D — 2005 EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the Employee Stock Purchase Plan of Ventana Medical Systems, Inc.

Section 1 - Purpose

The purpose of the Plan is to provide Employees with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

Section 2 – Definitions

•	“Administrator” means the Board or any committee designated by the Board to administer the Plan pursuant to Section 14.

•	“Board” means the Board of Directors of the Company.

•	“Change of Control” means the occurrence of any of the following events:

•	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

•	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

•	The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.

•	A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan (pursuant to Section 23 hereof), or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors of the Company).

•	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

•	“Common Stock” means the common stock of the Company.

•	“Company” means Ventana Medical Systems, Inc., a Delaware corporation.

•	“Compensation” means an Employee’s base straight time gross earnings, commissions (to the extent such commissions are an integral, recurring part of compensation), overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation.

•	“Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

•	“Director” means a member of the Board.

•	“Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (3) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (4) is an officer or other manager, or (5) is a highly compensated employee under Section 414(q) of the Code.

•	“Employer” means any one or all of the Company and its Designated Subsidiaries.

•	“Enrollment Date” shall mean the first day of each Offering Period; provided, however, that for any individual who becomes an Employee after the commencement of an Offering Period, the Enrollment Date shall be the commencement of the first Purchase Period beginning after the date such person becomes an Employee, provided, further, that if such individual becomes an Employee during the last Purchase Period of an Offering Period, the Enrollment Date will be the first day of each Offering Period thereafter.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

•	“Exercise Date” shall mean the last day of each Purchase Period.

•	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

•	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

•	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

•	In the absence of an established market for the Common Stock, its Fair Market Value will be determined in good faith by the Administrator, or;

•	“Offering Periods” shall mean a period of approximately eighteen (18) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after such date as determined by the Board and terminating on the last Trading Day in the period ending eighteen (18) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

•	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

•	“Plan” means this Employee Stock Purchase Plan.

•	“Purchase Period” shall mean the approximately three-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

•	“Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Exercise Date; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

•	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

•	“Trading Day” means a day on which the U.S. national stock exchanges and the Nasdaq System are open for trading.

Section 3 - Eligibility

Any Employee, who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

Any provisions of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4 - Offering Periods

The Plan shall be implemented by consecutive, but not overlapping, Offering Periods with a new Offering Period commencing on the first Trading Day on or after such other as the Board shall determine. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5 - Participation

An Employee who is eligible to participate in the Plan pursuant to Section 3(b) may become a participant by (i) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

Section 6 - Payroll Deductions

At the time a participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 15% of the Compensation which he or she receives on each such payday. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

Payroll deductions authorized by a participant will commence on the first payday following the Enrollment Date and will end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10; provided, however, that for the first Offering Period under the Plan, payroll deductions will commence on the first payday on or following the end of the Enrollment Window.

All payroll deductions made for a participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

A participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that a participant may only make one payroll deduction change during each Purchase Period. If a participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, payroll deductions will recommence at the rate originally elected by the participant effective as of the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10. During any Purchase Period where a participant may have contributed amounts that the Administrator determines in its sole discretion may have exceeded the amount necessary for participant to purchase the maximum number of shares of Common Stock possible for such participant, the Administrator in its sole discretion may determine to refund such amounts that are in excess of the amount necessary to purchase such number of shares of Common Stock.

At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

Section 7 - Grant of Option

On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such participant’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will a participant be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $6,250 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date, and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Employee may accept the grant of such option with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Purchase Period of such Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

Section 8 - Exercise of Option

Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other funds left over in a participant’s account after the Exercise Date will be carried over to the subsequent Purchase Period or Offering Period. Prior to the commencement of an Offering Period, the Board may place restrictions on shares acquired pursuant to an option hereunder in its discretion. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the

Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

Section 9 - Delivery

As soon as administratively practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

Section 10 - Withdrawal

Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after the effective date of his or her withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11 - Termination of Employment

Upon a participant’s ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment will be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12 - Interest

No interest will accrue on the payroll deductions of a participant in the Plan.

Section 13 - Stock

Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 250,000 shares of Common Stock.

Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or in the names of such other persons as the Administrator may otherwise permit pursuant to such procedures it may establish from time to time in its sole discretion.

Section 14 - Administration

The Board or a committee of members of the Board who will be appointed from time to time by, and will serve at the pleasure of, the Board, will administer the Plan. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States). The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan. Every finding, decision and determination made by the Administrator (or its designee) will, to the full extent permitted by law, be final and binding upon all parties.

Section 15 - Designation of Beneficiary

A participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

The participant may change such designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

All beneficiary designations under this Section 15 will be made in such form and manner as the Administrator may prescribe from time to time.

Section 16 - Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

Section 17 - Use of Funds

The Company may use all payroll deductions received or held by the Company under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares.

Section 18 - Reports

Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

Section 19 - Adjustments, Dissolution, Liquidation or Change of Control

•	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised.

•	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will be shortened by setting a new Exercise Date (the “New Exercise Date”), and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Board will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

•	Change of Control. In the event of a Change of Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress will be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress will end on the New Exercise Date. The New Exercise Date will be before the date of the Company’s proposed Change of Control. The Board will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

Section 20 - Amendment or Termination

The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination or suspension of the Plan is in the best interests of the Company and its stockholders. Except as provided in Sections 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.

Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

•	altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

•	shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

•	allocating shares.

Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.

Section 21 - Notices

All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 22 - Conditions Upon Issuance of Shares

Shares of Common Stock will not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

Section 23 - Term of Plan

The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect until terminated under Section 20.

VENTANA MEDICAL SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 11, 2005

10:00 a.m. Local Time

VENTANA HEADQUARTERS

1910 Innovation Park Drive

Tucson, Arizona 85737

Ventana Medical Systems, Inc.

2005 Annual Meeting of Stockholders	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS FOR THE

2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2005.

The undersigned hereby constitutes and appoints JACK SCHULER, JOHN PATIENCE and JAMES WEERSING, and each of them acting in the absence of the others with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders of VENTANA MEDICAL SYSTEMS, INC. (the “Company”) to be held at the Company’s Headquarters at 1910 Innovation Park Drive, Tucson, Arizona 85737, on May 11, 2005, at 10:00 a.m. Mountain Standard Time and any adjournments thereof, and to vote all shares of the Company’s Common Stock standing in the name of the undersigned on the matters set forth on the reverse side and upon any other matters that may properly come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Ventana Medical Systems, Inc., c/o Shareowner Services ™, P.O. Box 64873, St. Paul, MN 55164-0873.

Please detach here

The Board of Directors Recommends a Vote FOR items 1 thru 6:

1.	To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2005.		` FOR	` AGAINST	` ABSTAIN

2.	Election of Class III directors:	01 Thomas Brown	` FOR	` WITHHELD	` ABSTAIN
		02 Thomas Grogan, M.D.	` FOR	` WITHHELD	` ABSTAIN
		03 John Patience	` FOR	` WITHHELD	` ABSTAIN
		04 Jack Schuler	` FOR	` WITHHELD	` ABSTAIN

3.	To amend Ventana’s certificate of incorporation to increase the authorized common shares from 50,000,000 to 100,000,000		` FOR	` AGAINST	` ABSTAIN

4.	To amend the 2001 Outside Director Stock Option Plan		` FOR	` AGAINST	` ABSTAIN
5.	To approve the 2005 Equity Incentive Plan		` FOR	` AGAINST	` ABSTAIN
6.	To approve the 2005 Employee Stock Purchase Plan		` FOR	` AGAINST	` ABSTAIN

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

Address Change? Mark Box	`	Indicate changes below:	Date

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; (2) FOR THE ELECTION OF THE NOMINATED CLASS III DIRECTORS; (3) FOR THE AMMENDMENT OF VENTANA’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARES FROM 50,000,000 TO 100,000,000; (4) FOR THE AMMENDMENT OF THE 2001 OUTSIDE DIRECTOR STOCK OPTION PLAN, (5) FOR THE APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN, (6) FOR THE APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN; AND (7) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Signature(s) In Box

When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.